Income Taxes	12 Months Ended
Dec. 28, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The following table summarizes the provision/(benefit) for U.S. federal, state and foreign taxes on income from continuing operations.

	Successor		Predecessor
	December 28, 2014	February 8 - December 29, 2013	April 29 - June 7, 2013	April 28, 2013	April 29, 2012
	(52 Weeks)	(29 Weeks)	(6 Weeks)	(52 Weeks)	(52 1/2 Weeks)
	(In millions)
Current:
U.S. federal	$105	$10	$55	$127	$112
State	12	2	8	15	12
Foreign	188	54	18	187	216
	305	66	81	329	340
Deferred:
U.S. federal	(159)	(125)	(13)	(14)	(17)
State	(14)	5	—	1	4
Foreign	(1)	(178)	(7)	(74)	(82)
	(174)	(298)	(20)	(87)	(95)
Provision for income taxes	$131	$(232)	$61	$242	$245

Tax benefits related to stock options and other equity instruments recorded directly to additional capital totaled $47 million in the Predecessor period from April 29, 2013 to June 7, 2013, $21 million in Fiscal 2013, and $17 million in Fiscal 2012. There were no such tax benefits related to stock options and other equity instruments in the Successor period from February 8, 2013 to December 29, 2013 and in the period ended December 28, 2014.
The components of income (loss) from continuing operations before income taxes consist of the following:

	Successor		Predecessor
	December 28, 2014	February 8 - December 29, 2013	April 29 - June 7, 2013	April 28, 2013	April 29, 2012
	(52 Weeks)	(29 Weeks)	(6 Weeks)	(52 Weeks)	(52 1/2 Weeks)
	(In millions)
Domestic	$(207)	$(291)	$(191)	$379	$317
Foreign	1,010	(7)	61	965	920
Income (loss) from continuing operations	$803	$(298)	$(130)	$1,344	$1,237

The differences between the U.S. federal statutory tax rate and Heinz’s consolidated effective tax rate on continuing operations are as follows:

	Successor		Predecessor
	December 28, 2014	February 8 - December 29, 2013	April 29 - June 7, 2013	April 28, 2013	April 29, 2012
	(52 Weeks)	(29 Weeks)	(6 Weeks)	(52 Weeks)	(52 1/2 Weeks)
U.S. federal statutory tax rate	35.0%	35.0%	35.0%	35.0%	35.0%
Tax on income of foreign subsidiaries	(8.3)	2.0	4.3	(4.8)	(5.6)
Changes in valuation allowances	(1.3)	(2.7)	1.6	0.9	1.5
State income taxes	(0.9)	(4.3)	(0.5)	0.3	0.8
Nondeductible deal costs	—	(2.0)	(18.8)	—	—
Earnings repatriation	8.0	(1.0)	(77.2)	0.9	2.0
Tax exempt income	(15.1)	13.3	9.7	(6.6)	(7.3)
Effects of revaluation of tax basis of foreign assets	—	—	0.4	(6.2)	(3.2)
Reduction of manufacturing deduction for loss carryback	—	(3.7)	—	—	—
Deferred tax effect of foreign statutory tax rate changes	(0.8)	35.9	0.3	(0.7)	(1.1)
Audit settlements and changes in uncertain tax positions	2.2	(0.4)	(3.6)	(0.3)	(2.0)
Venezuela inflation adjustment	(3.1)	4.9	1.7	(0.7)	(0.6)
Other	0.6	0.8	0.2	0.2	0.3
Effective tax rate	16.3%	77.8%	(46.9)%	18.0%	19.8%

The effective tax rate for the year ended December 28, 2014 benefited from a favorable jurisdictional income mix which primarily resulted from restructuring and impairment costs recorded in the U.S. Additionally, much of Heinz’s nontaxable income amounts were not affected by the reduction to net profit before tax caused by the restructuring and impairment costs and therefore these nontaxable amounts had a proportionally higher beneficial effect upon the effective tax rate in 2014 versus prior periods.

The high beneficial effective tax rate on pre-tax losses in the December 29, 2013 Successor period resulted primarily from benefits related to a statutory tax rate reduction in the United Kingdom and a favorable jurisdictional mix. The negative effective tax rate in the June 7, 2013 Predecessor period was principally caused by tax expense provided in the period for the effect of repatriation costs for earnings of foreign subsidiaries distributed during the period along with the effect of nondeductible 2013 Merger related costs.

The decrease in the effective tax rate in Fiscal 2013 compared to Fiscal 2012 is primarily the result of increased benefits from the revaluation of the tax basis of certain foreign assets, and reduced charges for the repatriation of current year foreign earnings. These amounts were partially offset by lower Fiscal 2013 benefits from tax exempt income and tax on income of foreign subsidiaries. The Fiscal 2012 tax provision also included a benefit from the resolution of a foreign tax case. Both Fiscal 2013 and Fiscal 2012 included a benefit of approximately $15 million from the reversal of an uncertain tax position liability due to the expiration of the statute of limitations in a foreign tax jurisdiction as well as benefits in each year related to 200 basis point statutory tax rate reductions in the United Kingdom. The decrease in the effective tax rate in Fiscal 2012 compared to Fiscal 2011 was primarily the result of increased benefits from the revaluation of the tax basis of foreign assets, the reversal of an uncertain tax position liability due to the expiration of the statute of limitations in a foreign jurisdiction, the beneficial resolution of a foreign tax case, and lower tax on the income of foreign subsidiaries primarily resulting from a statutory tax rate reduction in the U.K. These benefits were partially offset by changes in valuation allowances.

The tax benefit in the December 29, 2013 Successor period included a benefit of $107 million related to the impact on deferred taxes of a 300 basis point statutory tax rate reduction in the United Kingdom which was enacted during July 2013. The benefit of the statutory tax rate reduction in the United Kingdom was significantly increased as compared to the impact of the prior year United Kingdom rate reductions due to the increase in deferred tax liabilities recorded in purchase accounting for the 2013 Merger.
During Fiscal 2013, the H. J. Heinz Company completed a tax-free reorganization in a foreign jurisdiction which resulted in an increase in the tax basis of both fixed and intangible assets. The increased tax basis resulted in a $63 million tax benefit in Fiscal 2013 and is expected to provide cash flow benefits of approximately $91 million over the following 10 years as a result of the tax deductions of the assets over their amortization periods.
During Fiscal 2013, a foreign subsidiary of the H. J. Heinz Company exercised a tax option under local law to revalue certain of its intangible assets, increasing the local tax basis by $82 million. This revaluation resulted in a reduction of tax expense in Fiscal 2013 of $13 million, reflecting the deferred tax benefit from the higher tax basis partially offset by the tax liability arising from this revaluation of $13 million.
During Fiscal 2012, a foreign subsidiary of the H. J. Company exercised a tax option under local law to revalue certain of its intangible assets, increasing the local tax basis by approximately $220 million. This revaluation resulted in a reduction in Fiscal 2012 tax expense of $35 million reflecting the deferred tax benefit from the higher tax basis partially offset by the current tax liability arising from this revaluation of $35 million.
The tax benefit from the higher basis amortization of both revaluations above will result in a reduction in cash taxes over the 20 year tax amortization period of approximately $95 million. Also, as a result of these taxable revaluations, the subsidiary made tax payments of $4 million, $16 million, $18 million and $10 million during Calendar 2014, the December 29, 2013 Successor period, Fiscal 2013 and Fiscal 2012, respectively.
The following table and note summarize deferred tax (assets) and deferred tax liabilities as of December 28, 2014, December 29, 2013, and April 28, 2013.

	Successor		Predecessor
	December 28, 2014	December 29, 2013	April 28, 2013
	(In millions)
Depreciation/amortization	$686	$775	$394
Benefit plans	109	81	41
Deferred income	217	259	96
Financing costs	—	—	117
Indefinite lived intangible assets	3,493	3,691	439
Unremitted earnings of foreign subsidiaries	42	345	2
Other	54	58	47
Deferred tax liabilities	4,601	5,209	1,136
Operating loss carryforwards/carrybacks	(110)	(366)	(91)
Benefit plans	(145)	(87)	(212)
Depreciation/amortization	(404)	(358)	(158)
Tax credit carryforwards	(36)	(71)	(111)
Deferred income	(15)	(93)	(19)
Other	(149)	(130)	(98)
Deferred tax assets	(859)	(1,105)	(689)
Valuation allowance	64	78	46
Net deferred tax liabilities	$3,806	$4,182	$493

The table above excludes foreign deferred tax assets of $55 million, deferred tax liabilities of $5 million and a valuation allowance of $54 million related to a business classified as held for sale as of April 28, 2013 which was subsequently sold.
Heinz records valuation allowances to reduce deferred tax assets to the amount that is more likely than not to be realized. When assessing the need for valuation allowances, Heinz considers future taxable income and ongoing prudent and feasible tax planning strategies. Should a change in circumstances lead to a change in judgment about the realizability of deferred tax assets in future years, Heinz would adjust related valuation allowances in the period that the change in circumstances occurs, along with a corresponding increase or charge to income.
The resolution of tax reserves and changes in valuation allowances could be material to Heinz’s results of operations for any period, but is not expected to be material to Heinz’s financial position.
At December 28, 2014, foreign operating loss carryforwards totaled $321 million. Of that amount, $93 million expire between 2015 and 2034; the other $228 million do not expire. Deferred tax assets of $1 million have been recorded for U.S. foreign tax credit carryforwards. These credit carryforwards expire between 2022 and 2024. Deferred tax assets of $22 million have been recorded for state operating loss carryforwards. These losses expire between 2015 and 2034. Additionally, Heinz has incurred losses in a foreign jurisdiction where the realization of a tax benefit is considered remote and, as a result, Heinz has no deferred tax asset recognized for such losses.

The net change in the 2014 valuation allowance shown above is a decrease of $14 million. The decrease was primarily due to utilization in the current period of foreign net operating losses that were previously not anticipated to be utilized due to a history of cumulative losses. The net change in the December 29, 2013 Successor period valuation allowance shown above is an increase of $32 million. The increase was primarily due to the recording of additional valuation allowance for foreign and state operating loss carryforwards that are not expected to be utilized. The net change in the Fiscal 2013 valuation allowance in comparison to Fiscal 2012 is a decrease of $45 million. The decrease was primarily due to the classification of a foreign business as held for sale.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	Successor		Predecessor
	December 28, 2014	February 8 - December 29, 2013	April 29 - June 7, 2013	April 28, 2013	April 29, 2012
	(In millions)
Balance at the beginning of the period	$53	$51	$45	$53	$71
Increases for tax positions of prior years	5	—	6	2	5
Decreases for tax positions of prior years	(5)	(7)	(1)	(9)	(18)
Increases based on tax positions related to the current year	21	5	2	14	4
Increases due to business combinations	—	4	—	—	—
Decreases due to settlements with taxing authorities	(1)	—	—	(4)	(2)
Decreases due to lapse of statute of limitations	(2)	—	(1)	(11)	(7)
Balance at the end of the period	$71	$53	$51	$45	$53

The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was $58 million, $45 million, and $38 million, on December 28, 2014, December 29, 2013, and April 28, 2013, respectively.
Heinz classifies interest and penalties on tax uncertainties as a component of the provision for income taxes. The total amount of net interest expense included in the provision for income taxes for the year ended December 28, 2014 was $3 million. For the Successor period from February 8, 2013 to December 29, 2013, the total amount of net interest expense included in the provision for income taxes was $1 million. For the Predecessor period April 29, 2013 to June 7, 2013, the total amount of net interest expense included in the provision for income taxes was $2 million. Penalty expense in each of these periods was insignificant. For Fiscal 2013, the total amount of net interest and penalty expense included in the provision for income taxes was a benefit of $4 million and $6 million, respectively. For Fiscal 2012, the total amount of net interest and penalty expense included in the provision for income taxes was a benefit of $10 million and $5 million, respectively. The total amount of interest and penalties accrued as of December 28, 2014 was $13 million and $8 million, respectively. The total amount of interest and penalties accrued as of December 29, 2013 was $11 million and $9 million, respectively. The corresponding amounts of interest and penalties accrued as of April 28, 2013 were $9 million and $7 million, respectively.
It is reasonably possible that the amount of unrecognized tax benefits will decrease by as much as $25 million in the next 12 months primarily due to the expiration of statutes in various foreign jurisdictions along with the progression of federal, state and foreign audits in process.
The provision for income taxes consists of provisions for federal, state and foreign income taxes. Heinz operates in an international environment with significant operations in various locations outside the U.S. Accordingly, the consolidated income tax rate is a composite rate reflecting the earnings in various locations and the applicable tax rates. In the normal course of business Heinz is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Canada, Italy, the Netherlands, the United Kingdom and the United States. Heinz has substantially concluded all national income tax matters for years through Fiscal 2012 for the Netherlands and the United Kingdom, through Fiscal 2011 for the U.S., through Fiscal 2010 for Australia and Italy, and through Fiscal 2009 for Canada.
Undistributed earnings of foreign subsidiaries considered to be indefinitely reinvested or which may be remitted tax free in certain situations, amounted to approximately $4.2 billion at December 28, 2014. Heinz has not determined the deferred tax liability associated with these undistributed earnings, as such determination is not practicable. Prior to the 2013 Merger, our intent was to reinvest the accumulated earnings of our foreign subsidiaries in our international operations, except where remittance could be made tax free in certain situations, and our plans did not demonstrate a need to repatriate them to fund our cash requirements in the U.S. and, accordingly, a liability for the related deferred income taxes was not reflected in the H. J. Heinz Company's financial statements as of April 28, 2013. While we continue to expect to reinvest a substantial portion of the prior and future earnings of our foreign subsidiaries in our international operations, as of the Acquisition date we determined that a portion of our accumulated unremitted foreign earnings were likely to be needed to meet U.S. cash needs principally due to the increased financing costs arising with the Acquisition. For the portion of unremitted foreign earnings determined not to be permanently reinvested, a deferred tax liability was recorded. Heinz repatriated the majority of the accumulated unremitted earnings which were no longer permanently reinvested during 2014 resulting in the utilization of the majority of its U.S. foreign tax credit carryforwards. For the portion of the undistributed earnings of certain of the subsidiaries which are currently not considered to be permanently reinvested, deferred taxes of $42 million have been provided as of December 28, 2014.